Summary Prospectus
February 28, 2019
Madison Conservative Allocation Fund
Share Class/Ticker: Class A - MCNAX ● Class B - MCNBX ● Class C - MCOCX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling (800) 877-6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated February 28, 2019, are incorporated by reference into this Summary Prospectus.

Beginning March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the funds' shareholder reports, unless you specifically request paper copies from Madison Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Madison Funds website and we will notify you by mail each time a report is posted and provide you with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you can update your mailing preferences with your financial intermediary, or enroll in e-delivery at madisonfunds.com (for accounts held directly with the funds).
You may elect to receive all future reports in paper free of charge by calling Madison Funds at (800) 877-6089 if you hold shares directly with the funds. Your election to receive reports in paper will apply to all funds held with Madison Funds. If your fund shares are held through a financial intermediary, please contact them directly to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Investment Objective
The Madison Conservative Allocation Fund seeks income, capital appreciation and relative stability of value.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The table and example below do not reflect any transaction fees or commissions that may be charged directly by financial intermediaries when buying or selling shares. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 76 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 50 of the fund's SAI, and in the sales charge waiver appendix to the prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%[1]	1.00%[2]
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.20%	0.20%	0.20%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses[3]	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses[4]	1.11%	1.86%	1.86%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.
2 The CDSC is eliminated after 12 months following purchase.
3 Acquired fund fees and expenses have been updated to reflect current fees associated with investing in the underlying funds.

[4]	Total annual fund operating expenses for the period ended October 31, 2018 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	B	C	A	B	C
1 Year	$682	$639	$289	$682	$189	$189
3 Years	908	935	585	908	585	585
5 Years	1,151	1,206	1,006	1,151	1,006	1,006
10 Years	1,849	1,984	2,180	1,849	1,984	2,180
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 63% of the average value of its portfolio.

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Principal Investment Strategies
The fund invests primarily in shares of other registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser. Under normal circumstances, the fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying funds in which the fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “affiliated underlying funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, as of October 31, 2018, the fund’s portfolio allocation as a percentage of net assets was:
- Bond Funds:    63.8%
- Foreign Stock Funds:     9.2%
- Short-Term Investments:    3.4%
- Stock Funds:    25.5%
- Net Other Assets and Liabilities:    -1.9%
With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities. As of December 31, 2018, the weighted average duration of the fund’s debt portfolio was 5.45 years.
Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:

•
Macroeconomic analysis. This approach analyzes high frequency economic and market data across the global markets in an effort to identify attractive investment opportunities in countries, regions and/or asset classes.

•	Fundamental analysis. This approach reviews fundamental asset class valuation data to determine the absolute and relative attractiveness of existing and potential investment opportunities.

•
Correlation analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk and return profile.

•
Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

In addition, Madison has a flexible mandate which permits the fund, at the sole discretion of the manager, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including ETFs. Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Market Risk. While the majority of the fund’s assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, the fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements.
Interest Rate Risk. The fund, through the underlying funds, is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit and Prepayment/Extension Risk. The fund, through the underlying funds, is also subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also prepayment/extension risk, which is the chance that a rise/fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund’s return.
Non-Investment Grade Security Risk. The fund, through the underlying funds, may invest in non-investment grade securities (i.e., “junk” bonds). Issuers of non-investment grade securities are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to

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issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad market index, as well as a custom index that reflects the fund’s asset allocation targets. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	8.78%
Lowest:	3Q 2011	-4.50%

Average Annual Total Returns
For Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Class A Shares – Return Before Taxes	-8.58%	1.85%	5.10%
Return After Taxes on Distributions	-9.86%	0.51%	3.86%
Return After Taxes on Distributions and Sale of Fund Shares	-4.49%	1.14%	3.68%
Class B Shares – Return Before Taxes	-7.85%	1.95%	5.09%
Class C Shares – Return before Taxes	-4.60%	2.31%	4.94%
ICE BofAML U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)	0.00%	2.61%	3.44%
Conservative Allocation Fund Custom Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-2.60%	3.80%	6.39%
The Conservative Allocation Fund Custom Index consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5%
MSCI ACWI ex-USA Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares.
After-tax returns for Class B and Class C shares will vary.

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Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. David Hottmann, CPA and CFA (Vice President, Portfolio Manager) and Patrick Ryan, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Hottmann has served in this capacity since September 2009 and Mr. Ryan has served in this capacity since January 2008.
Purchase and Sale of Fund Shares
The minimum investment amounts for Class A and C shares are noted below. Class B shares may not be purchased or acquired, except by exchange from Class B shares of another Madison fund or through dividend and/or capital gains reinvestments.

Type of Account	To Open an Account	To Add to an Account
Non-retirement accounts:	$1,000 ($1,000 per fund)	$50
Retirement accounts:	$500 ($500 per fund)	$50
Systematic investment programs:[1]
Twice Monthly or Biweekly[2]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
2    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts, and for clients of financial intermediaries who have entered into an agreement with the funds' distributor or investment adviser to offer fund shares in a brokerage account through a network or platform or to self-directed accounts.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payment to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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